__________________________________________________________________________


                                 FORM 8-K

                              CURRENT REPORT


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) June 5, 1997



Commission          Registrant; State of Incorporation;     IRS Employer
File Number            Address; and Telephone Number      Identification
No


1-9513                    CMS ENERGY CORPORATION             38-2726431
                         (A Michigan Corporation)
                     Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                         Dearborn, Michigan 48126
                              (313) 436-9261


1-5611                    CONSUMERS ENERGY COMPANY            38-0442310
                         (A Michigan Corporation)
                         212 West Michigan Avenue
                         Jackson, Michigan  49201
                              (517) 788-1030


__________________________________________________________________________
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ITEM 5.  OTHER EVENTS.

Electric Rate Case Proceedings

On June 5, 1997, CMS Energy Corporation ("CMS Energy") issued a press release. The press release states that Consumers Energy Company, the principal subsidiary of CMS Energy, announced that the Michigan Public Service commission ("MPSC") issued an order on June 5, 1997 related to the restructuring of the electric power industry in the State of Michigan.
 A copy of the press release is included as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The entire MPSC order, Case No. U-11290, can be accessed on the MPSC's website, http://ermisweb.state.mi.us/mpsc/orders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(99) Press Release of CMS Energy Corporation dated June 5, 1997.
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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                   CMS ENERGY CORPORATION



Dated:   June 5, 1997              By:    /s/ A.M. Wright
                                        _________________________
                                        Alan M. Wright
                                        Senior Vice President, Chief
                                          Financial Officer
                                        and Treasurer




                                   CONSUMERS ENERGY COMPANY



Dated:   June 5, 1997              By:    /s/ A.M. Wright
                                        ___________________________
                                        Alan M. Wright
                                        Senior Vice President
                                          and Chief Financial Officer
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                               EXHIBIT INDEX


Exhibit
Number

99             Press Release of CMS Energy Corporation dated June 5, 1997.

                                                            EXHIBIT 99

CMS ENERGY                         NewsRelease
__________________________________________________________________________

An International    Fairlane Plaza South, Suite 1100   Tel:3134369253
Energy Company      330 Town Center Drive              Fax:3134369321
                    Dearborn, MI 48126
                    USA                                Kelly M. Farr
                                                       Director of
                                                       Communications


     DEARBORN, Mich., June 5, 1997 - Consumers Energy, the principal subsidiary of CMS Energy Corporation (NYSE:CMS) announced that the Michigan Public Service Commission (MPSC) today issued an order related to the restructuring of the electric power industry in Michigan.

     The MPSC order largely endorses, although with some modification, the restructuring plan developed by the MPSC Staff which reflects the principles and concepts for restructuring espoused by Michigan Governor John Engler and the Michigan Jobs Commission.

     The key elements of the plan include:

     - recovery of transition costs through a transmission surcharge for all retail customers who choose alternate generation suppliers;

     - securitization of the surcharge revenue stream to provide for customer rate reductions;

     - an annual phase-in of 150 megawatts (2.5 percent of the utility's load) of competition beginning later in 1997 through the year 2001;

     - the ability of any utility retail customer beginning in the year 2002 to choose their electric generator.

     The Company is studying the details of the MPSC's order and will have additional comments in the future.

     The MPSC order endorsing a restructuring plan is the first major step in the process of electric restructuring which will also require action on a number of elements of the plan by the Michigan Legislature. Legislative hearings began in April, with action by the Legislature expected this fall.

     CMS Energy Corporation is a $4.8 billion (sales), $9 billion (asset) international energy company operating throughout the U.S. and in 15 foreign countries with businesses in electric and natural gas utility operations; independent power production; natural gas pipelines and storage; oil and gas exploration and production; and energy marketing, services and trading. CMS Energy Corporation's principal subsidiary is Consumers Energy, Michigan's largest utility and America's fourth largest combination gas and electric utility.
                                   # # #
June 5, 1997

Information on CMS Energy is accessible on the Internet through the World Wide Web at the following address: http://www.cmsenergy.com/
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